UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2014 (January 15, 2014)
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MEAD JOHNSON NUTRITION COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-34251	80-0318351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Patriot Blvd., Glenview, Illinois	60026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 832-2420

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.

The information included in Item 7.01 of this report is incorporated by reference into this Item 2.02.

Item 7.01: Regulation FD Disclosure.

Effective with the filing of its Annual Report on Form 10-K for the year ending December 31, 2013 (the “2013 Form 10-K”), Mead Johnson Nutrition Company (the “Company”) will disaggregate its Asia/Latin America reportable segment into two reportable segments: (1) Asia and (2) Latin America. As such, the Company will present three reportable segments: (1) Asia, (2) Latin America and (3) North America/Europe. Such disaggregated information will also be disclosed in the Company’s earnings release for the fourth quarter and fiscal year ended December 31, 2013. The Company’s 2014 Quarterly Reports on Form 10-Q will similarly reflect the revised segment presentation.
This segment reporting change will provide investors with greater insight into the Company’s consolidated results in a way that allows investors to better understand the Company’s performance. The information contained in this Current Report on Form 8-K is being furnished for informational purposes and to provide investors with historical information on a basis consistent with the Company’s new segment reporting presentation. As set forth in Exhibit 99.1, as required by generally accepted accounting principles, the Company has recast its historical quarterly and annual segment information to conform to the new segment reporting presentation. The Company's change in segment reporting presentation does not change any consolidated totals.
The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated by reference into this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibit attached hereto, shall not be deemed incorporated by reference into any of the Company’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 9.01: Financial Statements and Exhibits.

(d)    Exhibits

99.1	Mead Johnson Nutrition Company Unaudited Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mead Johnson Nutrition Company

Date: January 15, 2014	By:	/s/ Tom De Weerdt
Tom De Weerdt
Vice President, Corporate Controller